UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

PRO-PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Wells Avenue, Newton, Massachusetts	02459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 559-0033

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events:

Pro-Pharmaceuticals, Inc. (the “Company”) was notified on February 14, 2005 that the Office of Administrative Law Judges at the U.S. Department of Labor issued the Judge’s Recommended Decision and Order dated February 11, 2005 following the hearing held in April 2004 related to a complaint filed in May 2003 by a former employee of the Company. The former employee alleged that the Company terminated her employment in violation of the employee protection provisions of Section 806 of the Sarbanes-Oxley Act of 2002. The Judge did not find that the Company violated federal securities law. The Judge determined that the former employee had a reasonable belief that the Company engaged in some activity that violated federal securities law, and ordered it to pay the former employee’s legal expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ David Platt
David Platt
President and Chief Executive Officer

Date: February 16, 2005